PRUDENTIAL INVESTMENT PORTFOLIOS 16

655 Broad Street, 17th Floor

Newark, New Jersey 07102

April 17, 2017

VIA EDGAR

U.S. Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549-1520

Re:	497 Filing for Prudential Investment Portfolios 16
Registration Numbers 333-60561 and 811-08915

Dear Sir or Madam:

We are filing today via EDGAR an exhibit under Rule 497 containing interactive data format risk/return summary information that mirrors the risk/return summary information in a supplement, dated March 22, 2017 (SEC Accession Number: 0000067590-17-000206) filed via EDGAR on March 22, 2017.

Thank you for your attention to this filing. Please direct any questions regarding this filing to the undersigned at 973-367-5032.

Sincerely,

/s/ Claudia DiGiacomo
Claudia DiGiacomo Vice President and Corporate Counsel